UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2011

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1770 Promontory Circle
Greeley, CO	80634-9038
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Item 7.01	Regulation FD Disclosure

This report amends the Current Report on Form 8-K filed by Pilgrim's Pride Corporation ("Pilgrim's Pride") on April 29, 2011 that attaches as Exhibit 99.1 thereto certain supplemental historical financial information of Pilgrim's Pride Corporation. The supplemental historical financial information attached hereto as Exhibit 99.1 replaces in its entirety the supplemental financial information filed on April 29, 2011 as the version previously filed contained certain errors regarding current quarter information.

Attached hereto as Exhibit 99.1 is certain supplemental historical financial information of Pilgrim’s Pride Corporation.

Exhibit Number	Description

99.1	Supplemental Historical Financial Information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: May 3, 2011

By:	/s/ Gary D. Tucker

Gary D. Tucker Principal Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Supplemental Historical Financial Information